UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2004

INDUS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-2293	94-3273443

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 Windy Ridge Parkway, Atlanta, Georgia 30339

(Addresses of Principal Executive Offices, including Zip Code)

(770) 952-8444

(Registrant’s Telephone Number, including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURE
EX-99.1 PRESS RELEASE DATED OCTOBER 27, 2004
EX-99.2 PRESS RELEASE DATED OCTOBER 26, 2004

Item 2.02. Results of Operations and Financial Condition.

On October 27, 2004, Indus International, Inc. (the “Company”) announced its financial results for the quarter ended September 30, 2004. The press release announcing financial results for the quarter ended September 30, 2004 is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 8.01 Other Events.

On October 25, 2004, the Company held its 2004 Annual Meeting of Stockholders. At this meeting, the stockholders elected the Board of Directors, adopted the 2004 Indus Long-Term Incentive Plan, adopted the Amended and Restated 1997 Director Stock Option Plan and ratified Ernst & Young LLP as the independent auditors for the fiscal year ending March 31, 2005. The press release announcing these results is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

99.2	Press Release dated October 26, 2004 relating to 2004 Annual Stockholders Meeting.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUS INTERNATIONAL, INC.

/s/ Thomas W. Williams
Name: Title:	Thomas W. Williams Executive Vice President and Chief Financial Officer

Date: October 27, 2004

EXHIBIT INDEX

99.1	Press Release dated October 27, 2004 relating to financial results for the second fiscal quarter ended September 30, 2004
99.2	Press Release dated October 26, 2004 relating to 2004 Annual Stockholders meeting.